Consolidated Statements of Income (Unaudited) For the 3 months ending September 30, 2003 and 2002

	3rd Quarter

(in thousands, except per share data)	2003	2002	Change

Operating Revenues
Oil and gas operations	$87,994	$64,619	$23,375
Natural gas distribution	58,147	50,225	7,922

Total operating revenues	146,141	114,844	31,297

Operating Expenses
Cost of gas	24,966	17,897	7,069
Operations & maintenance	50,227	47,772	2,455
DD&A	29,203	26,773	2,430
Taxes, other than income taxes	12,389	9,265	3,124

Total operating expenses	116,785	101,707	15,078

Operating Income	29,356	13,137	16,219

Other Income (Expense)
Interest expense	(10,153)	(10,987)	834
Accretion expense	(459)	(480)	21
Other income	2,289	3,885	(1,596)
Other expense	(2,866)	(4,020)	1,154

Total other expense	(11,189)	(11,602)	413

Income Before Income Taxes	18,167	1,535	16,632
Income tax expense	6,710	1,438	5,272

Income from Continuing Operations	11,457	97	11,360

Discontinued Operations, Net of Taxes
Income from operations	145	63	82
Gain (loss) on disposal	294	(33)	327

Income from Discontinued Operations	439	30	409

Net Income	$11,896	$127	$11,769

Diluted Earnings Per Share
Continuing operations	$0.32	$-	$0.32
Discontinued operations	0.01	-	0.01

Net Income	$0.33	$-	$0.33

Basic Earnings Per Share
Continuing operations	$0.32	$-	$0.32
Discontinued operations	0.01	-	0.01

Net Income	$0.33	$-	$0.33

Diluted Avg. Common Shares Outstanding	36,261	34,731	1,530

Basic Avg. Common Shares Outstanding	35,869	34,425	1,444

Dividends Per Share	$0.185	$0.18	$0.005

Consolidated Statements of Income (Unaudited) For the 9 months ending September 30, 2003 and 2002

Year to Date

(in thousands, except per share data)	2003	2002	Change

Operating Revenues
Oil and gas operations	$266,296	$171,643	$94,653
Natural gas distribution	373,534	322,458	51,076

Total operating revenues	639,830	494,101	145,729

Operating Expenses
Cost of gas	179,045	144,038	35,007
Operations & maintenance	149,005	137,686	11,319
DD&A	87,473	76,501	10,972
Taxes, other than income taxes	47,824	36,326	11,498

Total operating expenses	463,347	394,551	68,796

Operating Income	176,483	99,550	76,933

Other Income (Expense)
Interest expense	(31,709)	(32,828)	1,119
Accretion expense	(1,419)	(1,331)	(88)
Other income	7,408	10,583	(3,175)
Other expense	(8,218)	(10,614)	2,396

Total other expense	(33,938)	(34,190)	252

Income Before Income Taxes	142,545	65,360	77,185
Income tax expense	53,305	13,817	39,488

Income from Continuing Operations	89,240	51,543	37,697

Discontinued Operations, Net of Taxes
Income from operations	966	(43)	1,009
Gain (loss) on disposal	(382)	273	(655)

Income from Discontinued Operations	584	230	354

Cumulative effect on prior years of a change in accounting principle, net of taxes	-	(2,220)	2,220

Net Income	$89,824	$49,553	$40,271

Diluted Earnings Per Share
Continuing operations	$2.51	$1.54	$0.97
Discontinued operations	0.02	0.01	0.01
Cumulative effect of change in accounting principle	-	(0.07)	0.07

Net Income	$2.53	$1.48	$1.05

Basic Earnings Per Share
Continuing operations	$2.53	$1.55	$0.98
Discontinued operations	0.02	0.01	0.01
Cumulative effect of change in accounting principle	-	(0.07)	0.07

Net Income	$2.55	$1.49	$1.06

Diluted Avg. Common Shares Outstanding	35,561	33,543	2,018

Basic Avg. Common Shares Outstanding	35,208	33,245	1,963

Dividends Per Share	$0.545	$0.53	$0.015

Consolidated Statements of Income (Unaudited) For the 12 months ending September 30, 2003 and 2002

Trailing 12 Months

(in thousands, except per share data)	2003	2002	Change

Operating Revenues
Oil and gas operations	$338,773	$218,597	$120,176
Natural gas distribution	475,509	419,136	56,373

Total operating revenues	814,282	637,733	176,549

Operating Expenses
Cost of gas	224,816	189,329	35,487
Operations & maintenance	203,736	191,460	12,276
DD&A	113,264	100,253	13,011
Taxes, other than income taxes	60,354	46,312	14,042

Total operating expenses	602,170	527,354	74,816

Operating Income	212,112	110,379	101,733

Other Income (Expense)
Interest expense	(42,590)	(43,462)	872
Accretion expense	(1,908)	(1,331)	(577)
Other income	13,973	14,937	(964)
Other expense	(14,217)	(14,999)	782

Total other expense	(44,742)	(44,855)	113

Income Before Income Taxes	167,370	65,524	101,846
Income tax expense	59,642	10,424	49,218

Income from Continuing Operations	107,728	55,100	52,628

Discontinued Operations, Net of Taxes
Income from operations	1,296	58	1,238
Gain (loss) on disposal	(112)	273	(385)

Income from Discontinued Operations	1,184	331	853

Cumulative effect on prior years of a change in accounting principle, net of taxes	-	(2,220)	2,220

Net Income	$108,912	$53,211	$55,701

Diluted Earnings Per Share
Continuing operations	$3.05	$1.67	$1.38
Discontinued operations	0.03	0.01	0.02
Cumulative effect of change in accounting principle	-	(0.07)	0.07

Net Income	$3.08	$1.61	$1.47

Basic Earnings Per Share
Continuing operations	$3.07	$1.69	$1.38
Discontinued operations	0.04	0.01	0.03
Cumulative effect of change in accounting principle	-	(0.07)	0.07

Net Income	$3.11	$1.63	$1.48

Diluted Avg. Common Shares Outstanding	35,366	32,965	2,401

Basic Avg. Common Shares Outstanding	35,045	32,692	2,353

Dividends Per Share	$0.725	$0.705	$0.02

Selected Business Segment Data (Unaudited) For the 3 months ending September 30, 2003 and 2002

	3rd Quarter

(in thousands, except sales price data)	2003	2002	Change

Oil and Gas Operations
Operating revenues
Natural gas	$59,627	$37,889	$21,738
Oil	21,213	19,958	1,255
Natural gas liquids	6,245	5,777	468
Other	909	995	(86)

Total	$87,994	$64,619	$23,375

Production volumes from continuing operations
Natural gas (MMcf)	13,954	11,679	2,275
Oil (MBbl)	838	839	(1)
Natural gas liquids (MBbl)	395	455	(60)

Production volumes from continuing ops. (Mmcfe)	21,352	19,445	1,907
Total sales volume (Mmcfe)	21,359	20,188	1,171

Average sales price from continuing ops.
Natural gas (Mcf)	$4.27	$3.24	$1.03
Oil (barrel)	$25.30	$23.78	$1.52
Natural gas liquids (barrel)	$15.82	$12.70	$3.12

Other data
Lease operating expense (LOE)
LOE and other	$16,666	$13,916	$2,750
Production taxes	6,764	4,783	1,981

Total	$23,430	$18,699	$4,731

DD&A	$19,818	$18,281	$1,537
Capital expenditures	$31,972	$25,639	$6,333
Exploration expense	$802	$354	$448
Operating income	$39,417	$22,464	$16,953

Natural Gas Distribution
Operating revenues
Residential	$32,997	$27,829	$5,168
Commercial and industrial - small	17,844	13,214	4,630
Transportation	8,264	8,163	101
Other	(958)	1,019	(1,977)

Total	$58,147	$50,225	$7,922

Gas delivery volumes (MMcf)
Residential	1,934	1,906	28
Commercial	1,625	1,430	195
Transportation	13,449	14,885	(1,436)

Total	17,008	18,221	(1,213)

Other data
Depreciation and amortization	$9,385	$8,492	$893
Capital expenditures	$13,177	$20,719	$(7,542)
Operating income	$(9,575)	$(8,907)	$(668)

Selected Business Segment Data (Unaudited) For the 9 months ending September 30, 2003 and 2002

	Year to Date

(in thousands, except sales price data)	2003	2002	Change

Oil and Gas Operations
Operating revenues
Natural gas	$178,162	$103,309	$74,853
Oil	65,119	51,006	14,113
Natural gas liquids	18,896	14,821	4,075
Other	4,119	2,507	1,612

Total	$266,296	$171,643	$94,653

Production volumes from continuing operations
Natural gas (MMcf)	41,469	34,050	7,419
Oil (MBbl)	2,539	2,181	358
Natural gas liquids (MBbl)	1,179	1,246	(67)

Production volumes from continuing ops. (Mmcfe)	63,779	54,612	9,167
Total sales volume (Mmcfe)	64,513	57,372	7,141

Average sales price from continuing ops.
Natural gas (Mcf)	$4.30	$3.03	$1.27
Oil (barrel)	$25.64	$23.38	$2.26
Natural gas liquids (barrel)	$16.03	$11.90	$4.13

Other data
Lease operating expense (LOE)
LOE and other	$48,008	$38,955	$9,053
Production taxes	20,721	12,841	7,880

Total	$68,729	$51,796	$16,933

DD&A	$59,941	$51,466	$8,475
Capital expenditures	$112,994	$241,838	$(128,844)
Exploration expense	$980	$2,294	$(1,314)
Operating income	$123,068	$52,273	$70,795

Natural Gas Distribution
Operating revenues
Residential	$246,382	$211,316	$35,066
Commercial and industrial - small	97,556	79,550	18,006
Transportation	28,062	28,265	(203)
Other	1,534	3,327	(1,793)

Total	$373,534	$322,458	$51,076

Gas delivery volumes (MMcf)
Residential	21,851	20,003	1,848
Commercial	9,998	8,991	1,007
Transportation	41,627	44,486	(2,859)

Total	73,476	73,480	(4)

Other data
Depreciation and amortization	$27,352	$25,035	$2,317
Capital expenditures	$42,158	$50,455	$(8,297)
Operating income	$54,613	$48,625	$5,988

Selected Business Segment Data (Unaudited) For the 12 months ending September 30, 2003 and 2002

	Trailing 12 Months

(in thousands, except sales price data)	2003	2002	Change

Oil and Gas Operations
Operating revenues
Natural gas	$220,788	$137,599	$83,189
Oil	86,871	62,134	24,737
Natural gas liquids	25,932	19,103	6,829
Other	5,182	(239)	5,421

Total	$338,773	$218,597	$120,176

Production volume from continuing operations
Natural gas (MMcf)	53,479	45,504	7,975
Oil (MBbl)	3,374	2,645	729
Natural gas liquids (MBbl)	1,645	1,673	(28)

Production volumes from continuing ops. (Mmcfe)	83,591	71,413	12,178
Total production volume (Mmcfe)	85,114	75,394	9,720

Average sales price from continuing ops.
Natural gas (Mcf)	$4.13	$3.02	$1.11
Oil (barrel)	$25.75	$23.49	$2.26
Natural gas liquids (barrel)	$15.77	$11.42	$4.35

Other data
Lease operating expense (LOE)
LOE and other	$66,194	$50,429	$15,765
Production taxes	26,134	16,228	9,906

Total	$92,328	$66,657	$25,671

DD&A	$77,085	$67,067	$10,018
Capital expenditures	$176,632	$266,889	$(90,257)
Exploration expense	$2,281	$3,121	$(840)
Operating income	$148,301	$55,485	$92,816

Natural Gas Distribution
Operating revenues
Residential	$312,154	$275,040	$37,114
Commercial and industrial - small	122,252	101,995	20,257
Transportation	38,192	38,031	161
Other	2,911	4,070	(1,159)

Total	$475,509	$419,136	$56,373

Gas delivery volumes (MMcf)
Residential	28,205	25,131	3,074
Commercial	12,843	11,185	1,658
Transportation	56,786	57,459	(673)

Total	97,834	93,775	4,059

Other data
Depreciation and amortization	$36,179	$33,186	$2,993
Capital expenditures	$58,905	$63,415	$(4,510)
Operating income	$65,361	$56,659	$8,702